Exhibit 99.2

ENERGY SOURCE, LLC

FINANCIAL STATEMENTS

Year Ended

December 31, 2014

TABLE OF CONTENTS

Page No.

INDEPENDENT AUDITORS’ REPORT	1 - 2

FINANCIAL STATEMENTS

Balance Sheet	3

Statement of Operations and Members’ Equity	4

Statement of Cash Flows	5

Notes to Financial Statements	6 - 12

INDEPENDENT AUDITORS’ REPORT

To the Members

Energy Source, LLC

Providence, Rhode Island

Report on the Financial Statements

We have audited the accompanying financial statements of Energy Source, LLC (Company), which comprise the balance sheet as of December 31, 2014, and the related statements of operations and members’ equity and cash flows for the year then ended, and the related notes to the financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with accounting principles generally accepted in the United States of America (US GAAP); this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America (US GAAS). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2014, and the results of its operations and its cash flows for the year then ended in accordance with US GAAP.

Providence, Rhode Island

April 27, 2015

ENERGY SOURCE, LLC

BALANCE SHEET

December 31, 2014

ASSETS

CURRENT ASSETS
Cash	$383,474
Cash - escrow	208
Contract receivables	5,579,928
Other receivable	81,240
Prepaid expenses	39,303
Costs and estimated earnings in excess of billings on uncompleted contracts	1,165,639

7,249,792

PROPERTY AND EQUIPMENT
Land	163,982
Building and improvements	568,308
Furniture and fixtures	114,060
Computer equipment	47,859

894,209
Less accumulated depreciation	24,589

869,620

OTHER ASSETS
Due from members	1,082,692

TOTAL ASSETS	$9,202,104

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES
Line of credit	$1,407,453
Note payable, current portion	16,486
Accounts payable	3,296,855
Accrued expenses	670,107
Billings in excess of costs and estimated earnings on uncompleted contracts	704,881

6,095,782

NOTE PAYABLE	461,137

MEMBERS’ EQUITY	2,645,185

TOTAL LIABILITIES AND MEMBERS’ EQUITY	$9,202,104

See accompanying notes to financial statements.

ENERGY SOURCE, LLC

STATEMENT OF OPERATIONS AND MEMBERS’ EQUITY

Year Ended December 31, 2014

CONTRACT REVENUES	$19,615,413

COST OF CONTRACT REVENUES
Purchases	10,945,161
Direct labor	53,333
Consulting	2,000
Environmental	790
Equipment delivery	57,705
Licenses and permits	15,200
Outside labor	3,766,399
Process bonds	4,723
Processing	35,053

14,880,364

GROSS PROFIT	4,735,049

OPERATING EXPENSES	2,996,504

INCOME FROM OPERATIONS	1,738,545

OTHER INCOME (EXPENSE)
Interest income	1,754
Other income	8,135
Interest expense	(59,742)
Loss on disposal of property and equipment	(16,549)

(66,402)

NET INCOME	1,672,143

MEMBERS’ EQUITY, beginning	2,067,718

MEMBERS’ DISTRIBUTIONS	(1,094,676)

MEMBERS’ EQUITY, ending	$2,645,185

See accompanying notes to financial statements.

ENERGY SOURCE, LLC

STATEMENT OF CASH FLOWS

Year Ended December 31, 2014

CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$1,672,143
Adjustments to reconcile net income to net cash from operating activities:
Depreciation	25,434
Loss on disposal of property and equipment	16,549
Imputed interest on amounts due from members	(1,754)
Changes in assets and liabilities:
Cash - escrow	2,390
Contract receivables	(2,988,750)
Other receivable	(81,240)
Prepaid expenses	(33,075)
Costs and estimated earnings in excess of billings on uncompleted contracts	(692,858)
Accounts payable	1,253,626
Accrued expenses	496,268
Billings in excess of costs and estimated earnings on uncompleted contracts	680,918

Total adjustments	(1,322,492)

NET CASH PROVIDED BY OPERATING ACTIVITIES	349,651

CASH FLOWS FROM INVESTING ACTIVITIES
Acquisition of property and equipment	(408,807)
Proceeds on disposal of property and equipment	1,800
Advances of amounts due from member	(22,917)

NET CASH USED IN INVESTING ACTIVITIES	(429,924)

CASH FLOWS FROM FINANCING ACTIVITIES
Net change in line of credit	343,000
Repayments of notes payable	(10,377)
Members’ distributions	(785,792)

NET CASH USED IN FINANCING ACTIVITIES	(453,169)

NET CHANGE IN CASH	(533,442)

CASH, beginning	916,916

CASH, ending	$383,474

See accompanying notes to financial statements.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations

Energy Source, LLC (Company) is a turnkey provider of energy conservation initiatives within the Commercial, Industrial, Hospitality, Retail, Education and Municipal sectors. Based in Providence, Rhode Island, the Company works closely with clients both locally and nationally to identify energy conservation opportunities from “broad stroke” identification through actual implementation of projects.

Basis of Accounting

The Company’s financial statements are prepared on the accrual basis of accounting consistent with accounting principles generally accepted in the United States of America (US GAAP). Under this method of accounting, revenue is recognized when amounts are earned and when the amount and timing of the revenue can be reasonably estimated. Expenses are recognized when they occur.

Estimates

The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting periods. Accordingly, actual results may differ from those estimates.

Contract Receivables

Contract receivables are reported at the balance outstanding less an allowance for doubtful accounts. The allowance for doubtful accounts is a valuation allowance for probable incurred credit losses, increased by the provision for doubtful accounts and decreased by write-offs less recoveries. Management estimates the allowance balance based on past experience, information about specific customer situations, economic conditions and other factors. Doubtful accounts are charged to the allowance in the period when they are determined to be uncollectible and receipts of accounts previously written off are credited to the allowance in the period of receipt. There was no allowance for doubtful accounts at December 31, 2014.

Other Receivable

The Company earns rebate incentives based on reaching targeted purchase levels with a certain vendor. Such rebates are included in other receivable on the accompanying balance sheet.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue and Cost Recognition

Revenues from fixed-price and modified fixed-price construction contracts are recognized on the percentage-of-completion method of accounting. Under this method, the percentage of contract revenue to be recognized currently is computed as that percentage of estimated total revenue that incurred costs to date bear to the estimated total costs for each contract, after giving effect to the most recent estimates of costs to complete. This method is used because management considers total cost to be the best available measure of progress on these contracts.

Contract costs include all direct material and labor costs and indirect costs related to contract performance, such as labor, delivery, licenses and processing. Operating costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions and final contract settlements may result in revisions to costs and income and are recognized in the period in which the revisions are determined.

The asset, costs and estimated earnings in excess of billings on uncompleted contracts, represents revenues recognized in excess of amounts billed. The liability, billings in excess of costs and estimated earnings on uncompleted contracts, represents billings in excess of revenues recognized.

Property and Equipment

Property and equipment are recorded at cost. Depreciation of property and equipment is computed using straight-line methods over the assets’ estimated useful lives, ranging from five to thirty-nine years. Expenditures for major renewals and betterments that extend the useful lives of property and equipment are capitalized. Expenditures for repairs and maintenance are charged to expense as incurred.

Advertising

Advertising costs are charged to expense as incurred. Advertising expense totaled $15,105 for the year ended December 31, 2014.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Income Taxes

The Company has elected to be treated as a pass-through entity for income tax purposes and, as such, is not subject to income taxes. Rather, all items of taxable income, deductions and tax credits are passed through to and are reported by its members on their respective income tax returns. The Company’s federal tax status as pass-through entity is based on its legal status as an S-Corporation. Accordingly, the Company is not required to take any tax positions in order to qualify as a pass-through entity. The Company is required to file and does file tax returns with the Internal Revenue Service and other taxing authorities. Accordingly, these financial statements do not reflect a provision for income taxes and the Company has no other tax positions which must be considered for disclosure. The Company’s income tax returns are subject to examination by taxing authorities generally for the three years preceding the year ended December 31, 2014.

Subsequent Events

Management evaluated the activity of the Company through April 27, 2015, the date of the independent auditors’ report, and concluded that no subsequent events have occurred that would require recognition in the consolidated financial statements or disclosure in the notes to the consolidated financial statements.

NOTE 2 - BUSINESS MERGER

Effective June 23, 2014, the Company executed a plan of merger whereby the Company and MLRS FL, Inc. (entities under common control) merged into a single limited liability company with the Company as the surviving entity. The accompanying financial statements have been combined retrospectively, as if the merger had occurred at the beginning of the year. The transaction was accounted for in a manner similar to the pooling-of-interest method whereby assets and liabilities were measured and transferred at their carrying amounts.

NOTE 3 - CONTRACT RECEIVABLES

At December 31, 2014, contract receivables consisted of the following:

Completed contracts	$4,046,482
Uncompleted contracts	1,533,446

$5,579,928

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 4 - RELATED PARTY TRANSACTIONS

Operating Lease

The Company leased office space from an entity related through common ownership under a month-to-month operating lease. In June 2014, the Company moved its headquarters to a building purchased by the Company and terminated this lease agreement. Rent expense associated with this operating lease totaled $20,000 for the year ended December 31, 2014.

Due from Members

The Company has advanced funds to the members of the Company. Such advances bear interest at the federal blended rate (0.28% at December 31, 2014) and are due on demand, with demand not expected within one year.

NOTE 5 - COSTS AND ESTIMATED EARNINGS ON UNCOMPLETED CONTRACTS

As of December 31, 2014, the following is a summary of costs and estimated earnings as they relate to uncompleted contracts:

Costs incurred on uncompleted contracts	$1,803,197
Estimated earnings	689,266

2,492,463
Less billings to date	(2,031,705)

$460,758

Included in the accompanying balance sheet under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$1,165,639
Billings in excess of costs and estimated earnings on uncompleted contracts	(704,881)

$460,758

NOTE 6 - LINE OF CREDIT

The Company maintains a $2,000,000 revolving credit line agreement with a bank. The line is secured by substantially all of the Company’s assets as well as the guarantees of the Company’s members. Borrowings on the line bear interest at the bank’s base rate less 0.25%, with a floor of 3.75% (3.75% at December 31, 2014). In addition, the line contains certain restrictive financial covenants that provide for, among other things, a minimum debt service coverage ratio.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 7 - NOTE PAYABLE

The Company has a mortgage note payable with a bank in the original amount of $488,000. The note is secured by certain real estate owned by the Company as well as the guarantees of the Company’s members. The note is payable in monthly installments of $3,038, including principal and interest charged at 4.25%, through maturity at April 2034. The note allows for an adjustment of the interest rate every five years equal to the then five year classic advance rate plus 2.50%, subject to a floor of 4.25%.

As of December 31, 2014, scheduled maturities of the note payable are as follows:

Years Ending
December 31,	Amount
2015	$16,486
2016	17,200
2017	17,945
2018	18,723
2019	19,534
Thereafter	387,735

$477,623

NOTE 8 - RETIREMENT PLAN

The Company maintains a defined contribution retirement plan (Plan) for its employees. Participation in the Plan is available to substantially all employees who have completed one month of service and are age twenty-one or older. The Company contributed $61,951 to the Plan during the year ended December 31, 2014.

NOTE 9 - MAJOR CUSTOMERS AND CONCENTRATION OF CREDIT RISK

Financial instruments that potentially subject the Company to concentrations of credit risk consist principally of cash and contract receivables.

The Company maintains certain cash balances in financial institutions located in the state of Massachusetts. Balances maintained in interest bearing and non-interest bearing accounts are insured by the FDIC up to $250,000 for each depositor in each institution. At December 31, 2014, the Company had approximately $1,753,000 of cash exceeding the FDIC insurance limit.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 9 - MAJOR CUSTOMERS AND CONCENTRATION OF CREDIT RISK (Continued)

The Company’s cash balances fluctuate throughout the year and may exceed insured limits from time to time. The Company has not experienced any losses on such accounts and monitors the credit-worthiness of the financial institutions with which it conducts business. Management believes that the Company is not exposed to significant credit risk with respect to its cash balances.

Two customers represented approximately 26% of contract receivables at December 31, 2014.

During 2014, approximately 77% of sales were from customers who financed their service contracts through rebates from demand side management programs provided by third-party utility companies. Such programs are administered at the discretion of the third-party utility companies.

Additionally, one vendor represented approximately 49% of accounts payable at December 31, 2014 while purchases from two vendors represented 43% of total purchases for the year ended December 31, 2014. Although the Company predominately uses a few suppliers, management believes that other suppliers could provide similar services on comparable terms.

NOTE 10 - BACKLOG (UNAUDITED)

The following schedule summarizes changes in backlog on contracts during the year ended December 31, 2014. Backlog represents the amount of revenue on contracts the Company expects to realize from work to be performed on uncompleted contracts in progress at year end and from contractual agreements on which work has not begun.

Backlog, beginning of year	$489,739
New contracts executed during the year	21,399,720

21,889,459
Less contract revenue earned during the year	19,615,413

Backlog, end of year	$2,274,046

NOTE 11 - SUPPLEMENTAL CASH FLOW INFORMATION

Net cash flows from operating activities, as presented in the accompanying statement of cash flows for the year ended December 31, 2014, reflect cash payments for interest of $59,742.

ENERGY SOURCE, LLC

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

NOTE 11 - SUPPLEMENTAL CASH FLOW INFORMATION (Continued)

In addition, the accompanying statement of cash flows for the year ended December 31, 2014 excludes the effect of noncash investing and financing activities resulting from:

•	The acquisition of property and equipment of $485,402 and the increase in cash – escrow of $2,598 through the execution of a note payable; and

•	The distribution of $308,884 in amounts due from members; and

•	The reduction in accounts payable of $153,635 through a decrease in due from affiliate; and

•	The transfer of $886,080 in due from affiliate to due from members.

NOTE 12 - EVENT SUBSEQUENT TO THE DATE OF THE INDEPENDENT AUDITORS’ REPORT (UNAUDITED)

On August 5, 2015, the members sold 100% of their interest in the Company to an unrelated party for $30,000,000. The accompanying financial statements have not been altered as a result of the sale.